SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. )

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/ / Definitive Proxy Statement
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/ / Soliciting Material Pursuant to §240.14a-12

FORT PITT CAPITAL FUNDS
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fort Pitt Capital Total Return Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 688-8775

March 26, 2004

Dear Shareholder:

We are writing to inform you of the upcoming Special Meeting of Shareholders of the Fort Pitt® Capital Total Return Fund (the “Fund”) scheduled for April 26, 2004 (the “Special Meeting”) to vote on a number of important proposals affecting the Fund: (1) to approve a new investment advisory agreement between the Fund and Fort Pitt Capital Group, Inc. (“Fort Pitt”), the Fund’s investment advisor; and (2) to approve the retention and payments of certain advisory fees to Fort Pitt for its management services performed for the Fund; and (3) to approve a distribution plan for the Fund. As discussed in more detail in the enclosed Proxy Statement, the previous investment advisory agreement and distribution plan have lapsed.

To avoid disruption of the Fund’s investment management program, the Board of Trustees of the Fund (“Board”) approved a new advisory agreement on March 1, 2004, and has recommended that shareholders of the Fund be asked for their approval as well. The new investment advisory agreement provides that, up until and following shareholder approval, Fort Pitt will continue to provide investment advisory services on the same terms and with the same fee structure under which it currently operates. The Board believes that this proposal is in the Fund’s and your best interest.

In addition, the Board approved a distribution plan on behalf of the Fund, and has recommended that shareholders of the Fund approve such plan as well. Once implemented, the distribution plan would allow for the use of Fund assets for the promotion and distribution of shares of the Fund. However, the Board will not permit payments under the plan unless it determines that it is in the Fund’s best interest to do so.

If you are a shareholder of record as of the close of business on March 15, 2004, you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card. The Board has recommended approval of each proposal and encourages you to vote “FOR” each proposal. If you have any questions regarding the issue to be voted on, please do not hesitate to call the Fund’s administrator at (414) 765-5344.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. In the alternative, please call the toll free number on your Proxy Card to vote by telephone.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

FORT PITT CAPITAL FUNDS

/s/ Thomas P. Bellhy, Trustee & President

Fort Pitt Capital Total Return Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

NOTICE OF SPECIAL MEETING
TO BE HELD APRIL 26, 2004

To the shareholders of the Fort Pitt® Capital Total Return Fund (the “Fund”), a series of Fort Pitt Capital Funds (the “Trust”), for a Special Meeting (the “Meeting”) of shareholders of the Fund to be held on April 26, 2004:

Notice is hereby given that the Meeting will be held on April 26, 2004, at 9:00 a.m., Eastern time, at the offices of Fort Pitt Capital Group, Inc., the Fund’s investment advisor (the “Advisor”), 790 Holiday Drive, Foster Plaza Eleven, Pittsburgh, Pennsylvania 15220. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote:

  To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and the Advisor, under which the Advisor will continue to act as investment advisor with respect to the assets of the Fund;
  To approve the retention or payment of fees paid to or incurred by the Advisor for the period January 1, 2004 through the effective date of the proposed new investment advisory agreement;
  To approve a new distribution plan for the Trust; and
  To transact such other business as may properly come before the Meeting or any adjournments thereof.
These proposals are discussed in greater detail in the attached Proxy Statement. Shareholders of record at the close of business on March 15, 2004 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted. You may change your vote at any time by notifying the undersigned or by voting at the Meeting.

By Order of the Board of Trustees

By:	/s/ Douglas W. Kreps

Douglas W. Kreps, Secretary

March 26, 2004

Fort Pitt Capital Total Return Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 688-8775

PROXY STATEMENT
March 26, 2004

General. To the shareholders of the Fort Pitt® Capital Total Return Fund (the “Fund”), a series of the Fort Pitt Capital Funds (the “Trust”), an open-end management investment company, for a Special Meeting of shareholders of the Fund (“Meeting”) to be held on April 26, 2004.

This Proxy Statement is furnished by the Trust to the shareholders of the Fund on behalf of the Trust’s Board of Trustees in connection with the Fund’s solicitation of shareholders’ proxies for use at a Meeting to be held April 26, 2004, at 9:00 a.m., Eastern time, at the offices of Fort Pitt Capital Group, Inc. (the “Advisor”), for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is March 26, 2004. At the Meeting, the shareholders of the Fund will be asked:

  To approve a new investment advisory agreement (the “Advisory Agreement”) by and between the Trust, on behalf of the Fund, and the Advisor, under which the Advisor will continue to act as investment advisor with respect to the assets of the Fund. The Advisor will serve as investment advisor on the same terms as the previous investment advisory agreement between the Advisor and the Fund which was in effect since the Fund’s inception but which lapsed on December 31, 2003, due to an administrative oversight;
  To approve the retention of fees by, and payment of fees to the Advisor for the period January 1, 2004 through the effective date of the Advisory Agreement;
  To approve a new distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) for the Trust on behalf of the Fund, which, if implemented, will permit the use of Fund assets for the promotion and distribution of Fund shares; and
  To transact such other business as may properly come before the Meeting or any adjournments thereof.
Record Date/Shareholders Entitled to Vote. The Fund is a separate investment series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. Shareholders of the Fund at the close of business on March 15, 2004 will be entitled to be present and vote at the Meeting. As of that date, there were __________ shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $______________.

Voting Proxies. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this by completing, dating, signing and returning the enclosed proxy card. Properly executed proxies will be voted as you instruct by the persons named in the accompanying proxy statement. In the absence of such direction, however, the persons named in the accompanying proxy statement intend to vote FOR each proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust, Douglas W. Kreps, c/o Fort Pitt Capital Group, Inc., 790 Holiday Drive, Foster Plaza Eleven, Pittsburgh, Pennsylvania 15220, or in person at the time of the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

Along with the approval of the Board of Trustees of the Trust, including a majority of its trustees who are not considered to be “interested persons” of the Fund as that term is defined in the 1940 Act (“Independent Trustees”), the affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for each of the Advisory Agreement and the Distribution Plan to become effective. “Majority” for this purpose, as permitted under the Investment Company Act, means the lesser of (1) 67% of the voting securities present at the meeting if more than 50% of the outstanding voting securities are present, or (2) shares representing more than 50% of the outstanding shares. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted “for” each proposal as to which it is entitled to vote.

If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a period or periods not more than sixty (60) days in the aggregate to permit further solicitation of proxies. With respect to each proposal, the persons named as proxies will vote all proxies in favor of adjournment that voted in favor of a particular proposal (or abstained), and vote against adjournment all proxies that voted against such proposal.

Quorum Required to Hold Meeting. In order to transact business at the Meeting, a “quorum” must be present. Under the Trust’s By-Laws and Delaware law, a quorum is constituted by the presence in person or by proxy of 40% of the outstanding shares of the Fund entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the “voting securities present.” If any proposal requires the affirmative vote of the Fund’s outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

In the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Secretary of the Meeting or the holders of a majority of the shares of the Fund present at the Meeting in person or by proxy may adjourn the Meeting to permit further solicitation of proxies.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund, the Advisor, or U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s administrator, who will not be paid for these services. USBFS will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies. The Fund, the Advisor or USBFS may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. If requested, USBFS shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Other Information. As noted above, the Fund’s current investment advisor is Fort Pitt Capital Group, Inc., 790 Holiday Drive, Foster Plaza Eleven, Pittsburgh, Pennsylvania 15220. The Fund’s distributor and principal underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202. In addition to serving as the Fund’s administrator, USBFS also serves as the Fund’s transfer and dividend disbursing agent. USBFS is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

Share Ownership. To the knowledge of the Fund’s management, before the close of business on March 1, 2004, persons owning of record more than 5% of the outstanding shares of the Fund were as follows:

Name and Address	% Ownership	Type of Ownership

Charles Schwab & Co. Inc. 101 Montgomery Street. San Francisco, CA 94104-4122	87.45%	Record

To the knowledge of the Fund’s management, before the close of business on March 1, 2004, the officers and Trustees of the Trust owned, as a group, 4.17% of the shares of the Fund, and no Trustee or Officer of the Trust had any beneficial ownership of the Fund’s outstanding shares.

Reports to Shareholders. COPIES OF THE FUNDS’ MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITING TO THE FUND, C/O U.S. BANCORP FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN, 53201-0701 OR BY CALLING, TOLL-FREE, (866) 688-8775.

INTRODUCTION TO THE PROPOSALS

For the reasons described herein, each of the Fund’s shareholders are being asked to approve the Advisory Agreement and the Distribution Plan for the Fund. Each of the Advisory Agreement and the Distribution Plan are essentially identical to the investment advisory agreement and distribution plan previously approved by the Fund’s shareholders and the Trust’s Board of Trustees. Forms of the proposed Advisory Agreement and Distribution Plan are attached as appendices to this Proxy Statement.

Approval of the Prior Advisory Agreement. Section 15 of the 1940 Act requires that the Fund’s investment advisory agreement be in writing and be approved initially by both (1) the Fund’s Board of Trustees (including a majority of the Independent Trustees) and (2) the Fund’s shareholders. Such agreement may have an initial term of two years, but must be approved annually thereafter at an in-person meeting by a majority of the Fund’s Board of Trustees, including a majority of its Independent Trustees. In the event that the Fund’s board fails to approve the Fund’s investment advisory agreement at least annually, such agreement would automatically lapse. As a result, the Fund would no longer have a valid advisory agreement and must arrange for a new agreement to be adopted by the Fund’s Board of Trustees and shareholders, as required by Section 15 of the 1940 Act.

As more fully described below, at the time of the Fund’s commencement of operations on December 31, 2001, the Trust, on behalf of the Fund, entered into an investment advisory agreement with the Advisor (the “Prior Advisory Agreement”). Section 15 of the 1940 Act and the terms of the Prior Advisory Agreement required that, following the Advisory Agreement’s initial two-year term, the continuation of the Advisory Agreement be approved on an annual basis by a majority of the Trust’s Board of Trustees, including a majority of its Independent Trustees.

The Board of Trustees held an annual in-person meeting in December of 2002 to consider a number of approvals on behalf of the Fund. However, because the Prior Advisory Agreement had an initial two-year term in accordance with the 1940 Act, the annual renewal of the Prior Advisory Agreement was not considered by the Board of Trustees at the December 2002 annual meeting. In turn, because the approval of the Prior Advisory Agreement was not listed as an agenda item at the December 2002 annual meeting, due to an administrative oversight the Board also did not consider its approval at the following December 2003 in person meeting. Therefore, the Prior Advisory Agreement was allowed to lapse on December 31, 2003.

Approval of the Prior Distribution Plan. The Board of Trustees also failed to timely approve the Trust’s original distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Prior Distribution Plan”), which requires annual Board approval. Rule 12b-1 provides that the Fund may make distribution payments from its own assets only in accordance with a written plan of distribution initially approved by a majority of the Fund’s outstanding shares and by the Fund’s Board of Trustees, including a majority of the Independent Trustees. Rule 12b-1 further requires the Fund’s Board of Trustees, including the majority of the Independent Trustees having no direct or indirect financial interest in the plan of distribution, to annually approve the continuation of the plan at an in-person meeting. Should a plan lapse, a new distribution plan may be adopted only with the approval of a majority of the Fund’s outstanding voting securities.

Because the Fund had no intention to implement the Prior Distribution Plan until the Fund had sufficient operating history to warrant its implementation and was never so implemented, due to an administrative oversight it was not listed as an agenda item and approved at the December 2002 meeting.

Current Shareholder Approval. Having determined that the Fund was without a valid investment advisory agreement as well as a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, the Advisor and the Fund’s administrator requested the Trust’s Board of Trustees consider approving a new advisory agreement and plan of distribution essentially identical to those that lapsed. At a special meeting held on March 1, 2004, the Board of Trustees approved the Advisory Agreement and Distribution Plan and determined that each be submitted to the Fund’s shareholders for their approval.

At the March 1, 2004 meeting, the Board of Trustees was also asked to consider whether the Advisor may retain those advisory fees that had been paid to it and/or earned since January 1, 2004 (the date the Prior Advisory Agreement lapsed) and the date the administrative oversight was discovered. Having so approved, the Board of Trustees determined that the Fund’s shareholders should also vote whether to permit the Advisor to retain and/or be paid those fees received since January 1, 2004 through such time that the Fund’s shareholders approve the Advisory Agreement. (Because the Prior Distribution Plan was never implemented, there were no payments made under the plan.)

PROPOSAL NO. 1:

APPROVAL OF ADVISORY AGREEMENT
BY AND BETWEEN THE TRUST ON BEHALF OF THE FUND AND THE ADVISOR

You are being asked to approve the Advisory Agreement between the Trust, on behalf of the Fund, and the Advisor. The Advisory Agreement is identical in all material respects to the Prior Advisory Agreement that lapsed on December 31, 2003. A form of Advisory Agreement is attached as Appendix A.

Background. On December 31, 2001 the Fund’s initial shareholder, in accordance with the requirements of the 1940 Act, approved the Prior Advisory Agreement between the Trust, on behalf of the Fund, and the Advisor. The Prior Advisory Agreement had an initial term of two years ending December 31, 2003 and could be extended annually thereafter by the approval of a majority of the Fund’s Board of Trustees, including a majority of the Independent Trustees. Under these terms, following the initial two-year term of the Prior Advisory Agreement, the Board should have reviewed and approved the Prior Advisory Agreement at the December 2003 annual meeting. Although approval of the Prior Advisory Agreement was not listed as an agenda item at the December 2003 annual meeting, and therefore not obtained, the Board’s intent, nonetheless, was to continue the Prior Advisory Agreement with the Advisor uninterrupted for the next year. The Board of Trustees believes that but for the administrative oversight, the Agreement would have been renewed.

This is evidenced by the fact that the Board of Trustees approved the Fund’s Expense Waiver and Assumption Agreement (the “Expense Waiver Agreement”) with the Advisor at both the December 2002 and 2003 meetings. The Expense Waiver Agreement contractually obligates the Advisor (in connection with its management of the Fund) to waive its advisory fees and assume as its own expense certain expenses otherwise payable by the Fund to ensure that net annual operating expenses do not exceed 1.50% of the Fund’s average daily net assets.

In addition, despite the expiration of the Prior Advisory Agreement, the Advisor has continued to provide the Fund with the services called for under the Prior Advisory Agreement, and the Advisor continued to waive and/or reimburse Fund expenses in accordance with the Expense Waiver Agreement.

For the fiscal periods ended October 31, 2002 and 2003, the investment advisory fees paid by the Fund and applicable fee waivers were as follows:

	2003	2002*

Total Advisory Fees Accrued	$122,306	$38,739
Fees Waived/Expenses Absorbed	$81,702	$173,152

Total Fees paid to Advisor	$40,604	$ 0

* Reflects the fiscal period January 1, 2002 through October 31, 2002.

Summary of the Prior Advisory Agreement and the Advisory Agreement. Although the following description is only a summary, this Proxy Statement describes the material terms of the Advisory Agreement. A form of Advisory Agreement is attached at Appendix A and should be referenced for its specific terms.

Advisory Services and Fees. Both the Prior Advisory Agreement and the Advisory Agreement provide that the Advisor provides certain investment advisory services to the Fund, including investment research and management, subject to the supervision of the Fund’s Board of Trustees. Both the Prior Advisory Agreement and the Advisory Agreement provide that the Fund will pay the Advisor a fee with respect to the Fund based on the Fund’s average daily net assets. Under both the Prior Advisory Agreement and the Advisory Agreement, the Advisor is compensated for its investment advisory services at the annual rate of 1.00% of the Fund’s average daily net assets.

Brokerage Policies. The Prior Advisory Agreement and the Advisory Agreement authorize the Advisor to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the Advisor to use its best efforts to obtain the best available price and most favorable execution. The Advisor may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the research, software or other services provided by the broker to the Advisor. However, both agreements provide that such higher commissions will not be paid by the Fund unless the Advisor determines the commissions are reasonable in relation to the value of services provided and satisfies other requirements.

Payment of Expenses. Both the Prior Advisory Agreement and the Advisory Agreement provide that the Advisor will pay all of the costs and expenses incurred by it in connection with its advisory services provided for the Fund. The Advisor will not be required to pay the costs and expenses associated with purchasing securities and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).

Duration and Termination. Both the Prior Advisory Agreement and the Advisory Agreement provide that it shall continue in effect for one year from the respective effective date, and thereafter for successive periods of one year, subject to annual approval by the Board of Trustees or Fund shareholders. Both the Agreements may be terminated by the Board or a vote of a majority of the shareholders of the Fund upon not more than 60 days’ notice, or by the Advisor upon 60 days’ notice.

Other Provisions. Both Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or a reckless disregard of its duties thereunder, the Advisor shall not be subject to any liability to the Fund or the Trust, for any act or omission in the case of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of Fund assets. Both Agreements also provide that the Advisor shall indemnify the Trust for any liability and expenses, including attorneys fees, which may be sustained as a result of the Advisor’s willful misfeasance, bad faith, gross negligence, reckless disregard of the Advisor’s duties under the Agreements, or as a result of a violation by the Advisor of applicable law.

Executive Officers and Managing Member of the Advisor. Information regarding the principal executive officers and managing directors of the Advisor is set forth below. The address of the Advisor is 790 Holiday Drive, Foster Plaza Eleven, Pittsburgh, Pennsylvania 15220. The address for each of the persons listed below, as it relates to his duties with the Advisor, is the same as that of the Advisor.

Name	Position with Advisor

Douglas W. Kreps, CFA	Managing Director
Charles A. Smith	Treasurer & Chief Investment Officer
Theodore M. Bovard	Secretary

Required Vote. Approval of the Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (2) more than 50% of the outstanding shares. If the Advisory Agreement is approved by the Fund’s shareholders, it will become effective immediately upon such approval.

If the shareholders of the Fund do not approve the Advisory Agreement, the Fund’s Board of Trustees would consider its options regarding an investment advisor for the Fund, including the solicitation of further proxies, consideration of a different investment advisor, or possible Fund liquidation. Until the Advisory Agreement is approved, the Advisor would also not be entitled to receive any fees due to the Advisor for its advisory services since the Prior Advisory Agreement lapsed on December 31, 2003. The Advisor has separately agreed with the Fund that all compensation earned by the Advisor for its services since discovery of the administrative oversight will be held by the Fund’s custodian and the Advisor will only receive this compensation if the Advisory Agreement is approved by shareholders. If the shareholders do not approve the Advisory Agreement, the compensation earned will be kept by the Fund until the Fund’s Board of Trustees considers other investment options, and the Advisor may be obligated to return any advisory fees earned between December 31, 2003 and the discovery of the administrative oversight.

Recommendation of the Board of Trustees. The Board of Trustees believes that the terms and conditions of the Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. The Board of Trustees also believes that there will be no change in the services provided by the Advisor to the Fund. The Board considered that there will be no change in the portfolio management team who will handle the day-to-day management responsibilities for the Fund’s portfolio or to the members of the Advisor who determine the Fund’s overall investment strategy, portfolio allocation and risk parameters. The Board of Trustees of the Trust was presented with information demonstrating that the terms of the Advisory Agreement are fair to, and in the best interests of, the Trust, the Fund and the shareholders of the Fund.

In considering the Advisory Agreement at a special meeting of the Board on March 1, 2004, the Trustees had before them information to evaluate the quality of services the Advisor is expected to continue to provide to the Fund and the compensation proposed to be paid to the Advisor. The Trustees gave equal consideration to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the quality of services provided to the Fund since the Advisor first became investment advisor to the Fund; (2) the performance of the Fund since commencement of operations; (3) the compensation payable to the Advisor by the Fund under the proposed Advisory Agreement, which will be at the same rate as the compensation payable by the Fund to the Advisor under the Prior Advisory Agreement; (4) the terms of the Prior Advisory Agreement, which will be unchanged under the Advisory Agreement except for different effective and termination dates; (5) the favorable history, reputation, qualification and background of the Advisor, as well as the qualifications of their personnel and financial condition; and (6) other factors deemed relevant. The Board also compared the Fund’s fees and expenses in relation to various industry averages and determined that the fees paid by the Fund to the Advisor under the Agreements were reasonable. In addition, the Board considered that the Advisor has contractually agreed to waive its advisory fees and/or reimburse expenses of the Fund to levels currently in place for the Fund since its inception. Accordingly, the Board of Trustees recommends that the shareholders of the Fund vote to approve the Advisory Agreement.

The Board also considered that the Advisor may receive certain benefits from its relationship with the Fund, such as research and other services in exchange for brokerage allocation, and determined that such benefits have been of a de minimis nature.

Additional Information about the Trust and the Advisor. The following is a list of the executive officers and Trustees of the Trust, their positions with the Trust, and their positions with the Advisor, if any:

Name	Position with the Trust	Position with the Advisor

Peter R. Anderson	Independent Trustee	None
Robert J. Dickson	Independent Trustee	None
Ronald V. Pelligrini, M.D.	Independent Trustee	None
Douglas W. Kreps, CFA	Interested Trustee, Executive Vice President & Secretary	Managing Director
Thomas P. Bellhy	Interested Trustee, Chairman & President	Former President & Managing Director
Charles A. Smith	Executive Vice President & Treasurer	Chief Investment Officer

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE ADVISORY AGREEMENT. UNMARKED PROXIES WILL BE SO VOTED “FOR” APPROVAL OF THE ADVISORY AGREEMENT.

PROPOSAL NO. 2:

APPROVAL OF FEES PAID TO AND PAYABLE TO THE ADVISOR

You are being asked to approve the retention of fees paid to, and the payment of fees earned by, the Advisor for the period January 1, 2004 through the effective date of the Advisory Agreement.

Background. Despite the inadvertent expiration of the Prior Advisory Agreement on December 31, 2003 as explained above, the Advisor has continued to provide the Fund with uninterrupted investment management services called for under the Prior Advisory Agreement. These services include, but are not limited to, regularly providing investment advice to the Fund and continuously supervising the investment and reinvestment of cash, securities and other assets for the Fund. Since January 1, 2004 until January 31, 2004, the Fund has compensated the Advisor for these services in an amount equal to 1.00% of the Fund’s average daily net assets. During this same period the Advisor has also continued to honor its expense limitation commitments to the Fund under the Expense Waiver Agreement.

Through this period, the Fund, its Board of Trustees and the Advisor were unaware that the Prior Advisory Agreement had expired due to the administrative oversight described above, and so the Fund’s payment of the Advisor’s fees for January 2004 was made under the belief that the Advisor’s services were being performed according to a valid advisory agreement. Promptly following the discovery of the invalidity of that Agreement in February 2004, the Fund’s payment of fees to the Advisor was stopped, and such fees were retained by the Fund (booked as payable) pending the outcome of this Meeting.

For the period January 1, 2003 through January 31, 2004, the investment advisory fees paid by the Fund and applicable fee waivers were as follows:

Total Advisory Fees Accrued	$16,340
Fees Waived/Expenses Absorbed	$ 3,353

Total Fees paid to Advisor	$12,987

Required Vote. Having approved the Advisor’s request that it be permitted to retain all fees paid and to be paid since January 1, 2004 and the effective date of the Advisory Agreement, the Board of Trustees has determined that it was in the best interest of the Fund and its shareholders to submit the matter for final approval by the Fund’s shareholders. Approval of Proposal No. 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (2) more than 50% of the outstanding shares.

If the shareholders of the Fund do not approve the payment of these fees to the Advisor, the Fund’s Board of Trustees would consider other options, including the solicitation of further proxies or requesting that the Advisor forgo payment of its fees since January 1, 2004, including possible disgorgement of fees already paid.

Recommendation of the Board of Trustees. The Advisor, relying on equitable principles, sought Board approval to allow the Advisor to avoid an economic burden and retain all payments already made by the Fund, and be paid all amounts (including interest earned), as compensation for services provided, and to be provided, since January 1, 2004 through the effective date of the Advisory Agreement. In granting their approval, the Board of Trustees considered the nature of the continuing relationship between the Advisor and the Fund, the Advisor’s willingness to subsidize the Funds’ operations, and the nature and the quality of the services it has performed for the Fund since its inception. The Trustees also considered that: (1) the 1940 Act permits a court to enforce a contract that otherwise violates the 1940 Act or rules thereunder should the court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the 1940 Act; (2) should Board or shareholder approval be withheld, the Advisor might seek to retain some or all of these payments (and be paid some or all of the payments) through legal action on the grounds that it would be unjust to withhold payments for services rendered under the Prior Advisory Agreement, the unintended lapse of which had resulted from an administrative oversight; (3) the Fund and its shareholders have experienced no economic harm during the applicable period when no effective advisory agreement was in place between the Advisor and the Trust, and the amounts that were paid and held by the Fund would have been no more than what the Fund would have paid had the Prior Advisory Agreement remained in effect; (4) the Board has sought, and received, assurances from USBFS, the Fund’s administrator, to pay for the costs of soliciting shareholder approval of the Advisory Agreement and the ratification of its advisory fees that might arise due to the administrative oversight; and, (5) but for failing to meet the technical requirements of the 1940 Act, the Board of Trustees had intended that the Prior Advisory Agreement continue uninterrupted for the current year.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE PAYMENT OF ALL ADVISORY FEES PAID AND HELD AND/OR EARNED BUT NOT PAID BY THE FUND TO THE ADVISOR DURING THE APPLICABLE PERIOD, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” APPROVAL OF THE PAYMENT OF ALL ADVISORY FEES PAID AND HELD AND/OR EARNED BUT NOT PAID BY THE FUND TO THE ADVISOR DURING THE APPLICABLE PERIOD.

PROPOSAL NO. 3:

APPROVAL OF DISTRIBUTION PLAN
PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT

You are being asked to approve the Distribution Plan for the Trust. The Distribution Plan is identical in all material respects to the Prior Distribution Plan that lapsed on December 31, 2002. A form of Distribution Plan is attached as Appendix B.

Background. As of December 31, 2001, the Fund’s initial shareholder approved the Prior Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Prior Distribution Plan had an initial term of one year ending December 31, 2002, and could be extended annually thereafter by the approval of a majority of the Fund’s Board of Trustees, including a majority of the Independent Trustees. Under these terms, following the initial one-year term, the Board should have reviewed and approved the Prior Distribution Plan at the December 2002 annual meeting. Although approval of the Prior Distribution Plan was not listed as an agenda item at the December 2002 annual meeting, and therefore not obtained, the Board’s intent, nonetheless, was to renew its approval of the Prior Distribution Plan for the next year.

As originally adopted, the Fund did not intend to implement the Plan or authorize any payments under the Plan until the Fund had sufficient operating history to warrant such implementation. However, in order to avoid the economic burden to Fund shareholders that would arise should the Fund wish to implement the plan (by requiring approval by the Fund’s shareholders), the Board intended to renew the Prior Distribution Plan until such time as the Board determines that it is in the Fund’s best interest to make payments under the Plan. To date the Board has not yet decided that implementation of the Plan would be in the best interest of Fund shareholders, and no payments have been made under the Plan. Therefore, the Board of Trustees believes that but for the administrative oversight, the Prior Distribution Plan would have been renewed.

Summary of the Prior Distribution Plan and the Distribution Plan. Although the following description is only a summary, this Proxy Statement describes the material terms of the Distribution Plan. A form of Distribution Plan is attached at Appendix B and should be referenced for its specific terms.

The terms of the Prior Distribution Plan and the Distribution Plan (each a “Plan” and collectively, the “Plans”) are identical in all material respects. Under the Plans, the Fund would reimburse the Advisor and the Fund’s distributor for expenses incurred in connection with the provision of certain personal services to Fund shareholders, including, but not necessarily limited to, the costs associated with the printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, compensation to underwriters, dealers and selling personnel, and other distribution-related or service-related expenses. The maximum aggregate amount that would be reimbursed by the Trust on behalf of the Fund to such parties pursuant to the Plan is 0.25% of the average daily net assets of the Fund.

The Distribution Plan would continue in effect from year to year if specifically approved annually (1) by the majority of the Fund’s outstanding voting shares or by the Board of Trustees, and (2) by the vote of a majority of the Independent Trustees. While the Distribution Plan remains in effect, the Fund shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by the Fund under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to materially increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plans must be approved by the Board and by the Independent Trustees cast in person at a meeting called specifically for that purpose.

Required Vote. Approval of the Distribution Plan requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (2) more than 50% of the outstanding shares. If the Distribution Plan is approved by the Fund’s shareholders, it will become effective immediately upon such approval, but will not be implemented until the Board of Trustees determines that it is in the Fund’s best interest to do so.

If the shareholders of the Fund do not approve the Distribution Plan, the Fund’s Board of Trustees would consider its options regarding distribution of the Fund shares, including the solicitation of further proxies or other distribution strategies. However, because the Fund has never made payments under the Prior Distribution Plan, if the Distribution Plan is not approved, there would be no current affect to Fund shareholders.

Recommendation of the Board of Trustees. In considering the Distribution Plan at a special meeting of the Board on March 1, 2004, the Trustees, including the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, considered various factors, including (1) whether the Plan, if implemented, would result in a benefit to the Fund’s shareholders; (2) the merits of alternative distribution methods, including the imposition of a sales charge, (3) the interrelationship between the Plan and the activities of other persons financing the distribution of Fund shares, (4) the extent to which third parties, including the Advisor, may benefit from the Plan and how these benefits compare to the benefits experienced by the Fund from the Plan, (5) the likelihood that the Plan would stimulate sales of shares of the Fund, and assist in increasing the asset base of the Fund in the face of competition from a variety of financial products; (6) the lack of reasonable alternative methods of distribution and payments therefor which would be equally effective; and (5) the fact that the Plan will not be implemented until the Board of Trustees specifically determines that is in the Fund’s best interest to do so. Based on these and other factors, the Board determined that there was a reasonable likelihood that the Distribution Plan would benefit the Fund’s shareholders.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE DISTRIBUTION PLAN. UNMARKED PROXIES WILL BE SO VOTED “FOR” APPROVAL OF THE DISTRIBUTION PLAN.

GENERAL INFORMATION

Other Matters to come Before the Meeting. The Trust’s management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Douglas W. Kreps, Secretary

Pittsburgh, Pennsylvania
March 26, 2004

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into on this ___ day of ________, 2004, between FORT PITT CAPITAL FUNDS (the “Trust”), a Delaware statutory trust, and FORT PITT CAPITAL GROUP, INC. (the “Adviser”), a Pennsylvania corporation registered under the Investment Advisers Act of 1940 (the “Advisers Act”).
WITNESSETH:
WHEREAS, the Trust is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Trust desires to retain the Adviser to furnish certain investment advisory services, as described herein, with respect to certain of the series of the Trust, all as now are or may be hereafter listed on Exhibit A to this Agreement (each, a “Fund”), which may be amended from time to time; and

WHEREAS, the Adviser represents that it is willing and possesses legal authority to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the Trust and the Adviser do mutually agree and promise as follows:

1.Appointment as Adviser. The Trust hereby appoints the Adviser to act as investment adviser to each Fund subject to the terms and conditions set forth in the Agreement. The Adviser hereby accepts such appointment and agrees to furnish the services hereinafter described for the compensation provided for in this Agreement.

2.Duties of Adviser.

(a) Investment Management Services. (1) Subject to the supervision of the Trust’s Board of Trustees (and except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the Securities and Exchange Commission or by rule or regulation), the Adviser will provide, or arrange for the provision of a continuous investment program and overall investment strategies for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser will determine, or arrange for others to determine, from time to time what securities and other investments will be purchased, retained or sold by each Fund and will implement, or arrange for others to implement, such determinations through the placement, in the name of a Fund, of orders for the execution of portfolio transactions with or through such brokers or dealers as may be so selected. The Adviser will provide, or arrange for the provision of, the services under this Agreement in accordance with the stated investment policies and restrictions of each Fund as set forth in that Fund’s current prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the “Prospectus”) and subject to the directions of the Trust’s Board of Trustees.

(2) Subject to the provisions of this Agreement and the 1940 Act and any exemptions thereto, the Adviser is authorized to appoint one or more qualified subadvisers (each a “Subadviser’) to provide each Fund with certain services required by this Agreement. Each Subadviser shall have such investment discretion and shall make all determinations with respect to the investment of a Fund’s assets as shall be assigned to that Subadviser by the Adviser and the purchase and sale of portfolio securities with respect to those assets and shall take such steps as may be necessary to implement its decisions. The Adviser shall not be responsible or liable for the investment merits of any decision by a Subadviser to purchase, hold, or sell a security for a Fund.

(3) Subject to the supervision and direction of the Trustees, the Adviser shall (i) have overall supervisory responsibility for the general management and investment of a Fund’s assets; (ii) determine the allocation of assets among the Subadvisers, if any; and (iii) have full investment discretion to make all determinations with respect to the investment of Fund assets not otherwise assigned to a Subadviser.

(4) The Adviser shall research and evaluate each Subadviser, if any, including (i) performing initial due diligence on prospective Subadvisers and monitoring each Subadviser’s ongoing performance; (ii) communicating performance expectations and evaluations to the Subadvisers; and (iii) recommending to the Trust’s Board of Trustees whether a Subadviser’s contract should be renewed, modified or terminated. The Adviser shall also recommend changes or additions to the Subadvisers and shall compensate the Subadvisers.

(5) The Adviser shall provide to the Trust’s Board of Trustees such periodic reports concerning a Fund’s business and investments as the Board of Trustees shall reasonably request.

(b) Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Trust’s Declaration of Trust and By-Laws and the Prospectus and with the instructions and directions received from the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) (including the requirements for qualification as a regulated investment company) and all other applicable federal and state laws and regulations.

The Adviser acknowledges and agrees that subject to the supervision and directions of the Trust’s Board of Trustees, it shall be solely responsible for compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or a Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, except that each Subadviser shall have liability in connection with information furnished by the Subadviser to a Fund or to the Adviser.

(c) Consistent Standards. It is recognized that the Adviser will perform various investment management and administrative services for entities other than the Trust and the Funds; in connection with providing such services, the Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Adviser exercises in performing similar services with respect to the other fiduciary accounts for which the Adviser has investment responsibilities.

(d) Brokerage. The Adviser is authorized, subject to the supervision of the Trust’s Board of Trustees, to establish and maintain accounts on behalf of each Fund with, and place orders for the purchase and sale of assets not allocated to a Subadviser, with or through, such persons, brokers or dealers (“brokers”) as Adviser may select and negotiate commissions to be paid on such transactions. In the selection of such brokers and the placing of such orders, the Adviser shall seek to obtain for a Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for a Fund the most favorable price and execution available, the Adviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Adviser an amount of commission for effecting a Fund investment transaction that is in excess of the amount of commission that another broker would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by such brokers may be useful to the Adviser in connection with the Adviser’s services to other clients. On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocations of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

(e) Securities Transactions. The Adviser will not purchase securities or other instruments from or sell securities or other instruments to a Fund; provided, however, the Adviser may purchase securities or other instruments from or sell securities or other instruments to a Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder or any exemption therefrom.

The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Trust’s and its Code of Ethics, as the same may be amended from time.

(f) Books and Records. In accordance with the 1940 Act and the rules and regulations promulgated thereunder, the Adviser shall maintain separate books and detailed records of all matters pertaining to the Funds and the Trust (the “Fund’s Books and Records”), including, without limitation, a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions. The Adviser acknowledges that the Fund’s Books and Records are property of the Trust. In addition, the Fund’s Books and Records shall be available to the Trust at any time upon request and shall be available for telecopying without delay to the Trust during any day that the Funds are open for business.

3. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund. The Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist in the execution of its duties under this Agreement.

It is understood that the Trust will pay all of it own expenses including, without limitation, (1) all charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of its cash, securities and other assets, (2) all charges and expenses paid to an administrator appointed by the Trust to provide administrative or compliance services, (3) the charges and expenses of any transfer agents and registrars appointed by the Trust, (4) the charges and expenses of independent certified public accountants and of general ledger accounting and internal reporting services for the Trust, (5) the charges and expenses of dividend and capital gain distributions, (6) the compensation and expenses of the officers and Trustees of the Trust who are not “interested persons” of the Adviser, (7) brokerage commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party, (8) all taxes and fees payable by the Trust to Federal, State or other governmental agencies; (9) the cost of stock certificates, if any, representing shares of the Trust, (10) all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and distributing prospectuses and reports to shareholders, (11) charges and expenses of legal counsel for the Trust in connection with legal matters relating to the Trust, including without limitation, legal services rendered in connection with the Trust’s existence, financial structure and relations with its shareholders, (12) insurance and bonding premiums, (13) association membership dues, (14) bookkeeping and the costs of calculating the net asset value of shares of the Trust’s Funds, and (15) expenses relating to the issuance, registration and qualification of the Trust’s shares.

4.Compensation. For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Adviser will be entitled to the fee listed for each Fund on Exhibit A. Such fees will be computed daily and payable monthly at an annual rate based on a Fund’s average daily net assets.

The method of determining net assets of a Fund for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of the Shares as described in each Fund’s Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which the Agreement is in effect.

5.Representations and Warranties of Adviser. The Adviser represents and warrants to the Trust as follows:

(a) The Adviser is registered as an investment adviser under the Advisers Act;

(b) The Adviser is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania with the power to own and possess its assets and carry on its business as it is now being conducted;

(c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its shareholders and/or directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments biding upon the Adviser; and

(d) The Form ADV of the Adviser previously provided to the Trust is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

6.Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Adviser pursuant to Section 5 shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

7.Liability and Indemnifications.

(a) Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser shall not be subject to any liability to a Fund or the Trust, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Fund assets; provided, however, that nothing herein shall relieve the Adviser from any of its obligations under applicable law, including, without limitation, the federal and state securities laws.

(b) Indemnification. The Adviser shall indemnify the Trust and its officers and trustees, for any liability and expenses, including attorneys fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

8. Duration and Termination.

(a) Duration. Unless sooner terminated, this Agreement shall continue until _________, ____, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or the vote of the lesser of (a) 67% of the shares of a Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.
(b) Termination. Notwithstanding whatever may be provided herein to the contrary, the Agreement may be terminated any time, without payment of any penalty by vote of a majority of the Trust’s Board of Trustees, or by vote of a majority of the outstanding voting securities of a Fund, or by the Adviser, in each case, on not less than sixty (60) days’ written notice to the other party.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment.

9. Services Not Exclusive; License.

(a) Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. It is understood that the action taken by the Adviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Adviser at the same time or at the same price.

(b) Grant. The parties acknowledge that the Adviser owns all right, title and interest in and to the service marks and any United States service mark registrations and/or applications therefor identified in Exhibit B (collectively, the “Marks”). The Adviser hereby grants to the Trust a worldwide, revocable, non-exclusive, royalty free license to use the Marks during the term of this Agreement in connection with the investment advisory services provided to the Trust under this Agreement (the “Services”).

(c) Registrations. The Adviser agrees to secure and maintain appropriate state or federal trademark registrations for the Marks, including without limitation those listed in Exhibit B. The Trust agrees to cooperate in the filing of any affidavits and applications by providing proof of use of the Marks upon the Adviser’s reasonable request.

(d) Quality of Services. The Trust agrees that the Services will not be of lesser quality than the quality of comparable services being sold by the Adviser, or its predecessor in interest, under the Marks at the time of the execution of this Agreement. The Trust agrees that the Adviser shall have the right to check the quality of the Services, and for that purpose, the Adviser shall have access to the Trust’s premises at reasonable times during regular business hours. The Trust agrees to provide the Adviser with samples of brochures, advertising, or other materials bearing one or more of the Marks that are used in connection with the sale of Services.

(e) Use of the Marks. The Trust agrees that it shall use the Marks only in such forms and manners as may be approved by the Adviser, which approval shall not be unreasonably withheld. Any sample or example of art work submitted to the Adviser hereunder which has not been disapproved within twenty (20) days after submission thereof shall be deemed to have been approved. All advertising, promotion and other use of the Marks will be in good taste and in such manner as will maintain and enhance the value of the Marks and the Adviser’s reputation, as all goodwill and use of the Marks by the Trust will inure to the benefit of the Adviser. The Trust agrees to change any use of the Marks or any proposed use of the Marks to which the Adviser may have reasonable objection.

(f) Suspected Infringement. The Trust shall immediately notify the Adviser of any unauthorized use and/or suspected infringement of the Marks of which it is or becomes aware. Such notification shall include, without limitation, immediately forwarding to the Adviser any and all documents relating to any such unauthorized use or suspected infringement and providing the Adviser with any and all facts and circumstances relating to such unauthorized use or suspected infringement.

(g) Right to Sue. The Adviser shall have the primary, and in the first instance sole, right to institute a suit for infringement, unfair competition, or other action with respect to any unauthorized use or suspected infringement. The Adviser shall have the sole discretion to determine how to handle or otherwise deal with any suspected infringement or unauthorized use of the Marks, including the right to settle or otherwise compromise any dispute or suit, and shall promptly notify the Trust of its decision. The Adviser shall have no duty to initiate such litigation if in its sole judgment such litigation is not warranted or is not in its best interests. The Trust may join and be represented in, at its own expense by its own counsel, any proceeding relating to any unauthorized use or suspected infringement to protect its own interests. The Trust agrees that it shall, at all times, reasonably cooperate with the Adviser and its counsel, in all respects, with respect to any unauthorized use or suspected or alleged infringements at the Adviser’s expense, including, but not limited to, having the Trust’s principals, trustees, directors, employees, officers, and/or agents testify and making available any records, papers, information, specimens, and the like when requested by the Adviser. Any damages and/or recovery received pursuant to such litigation or settlements or compromises shall be the sole and exclusive property of the Adviser. If the Adviser decides in its discretion not to take any action with respect to an unauthorized use or suspected infringement, then the Trust may, at its own option and sole expense, take such action on its own behalf as it deems appropriate and any damages, recovery, settlement, or compromise obtained thereby shall be for the account of the Trust.

(h) Termination of License. The license granted in this Section 9 shall automatically terminate upon termination or expiration of this Agreement. The Adviser may terminate the license granted in this Section 9 upon thirty (30) days written notice to the Trust of the occurrence of any of the following: (i) the failure of the Trust to use the Marks for a continuous period of one year or more; (ii) the failure of the Trust to comply with any of its obligations set forth in this Section 9; or (iii) the failure of the Trust to cooperate with the Adviser in the filing of affidavits, declarations or applications required to maintain any registrations for the Marks.

10.Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment shall be approved by the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of a Fund (as required by the 1940 Act).

11. Confidentiality. Subject to the duties of the Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to a Fund and the Trust and the actions of the Adviser and the Funds in respect thereof. In accordance with Section 248.11 of Regulation S-P (17 CFR 248.1-248.30) (“Reg. S-P”) Adviser will not directly, or indirectly through an affiliate, disclose any non-public personal information, as defined in Reg. S-P, received from the Trust to any person that is not an affiliate of the Trust or the Adviser and provided that any such information disclosed to an affiliate of the Trust shall be under the same limitations of non-disclosure.

12.Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party.

(a)If to the Adviser:
Fort Pitt Capital Group, Inc.
920 Holiday Drive
Foster Plaza Eleven
Pittsburgh, Pennsylvania 15220
Attention: Douglas W. Kreps
Facsimile: (412) 921-2402

(b)If to the Trust:
Fort Pitt Capital Funds
920 Holiday Drive
Foster Plaza Eleven
Pittsburgh, Pennsylvania 15220
Attention: Thomas P. Bellhy
Facsimile: (412) 921-2402

13.Jurisdiction. This Agreement shall be governed by and construed to be in accordance with substantive laws of the Commonwealth of Pennsylvania without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

14.Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

15.Certain Definitions. For the purposes of this Agreement, “interested person,” “affiliated person,” “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

16.Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

17.Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER:
FORT PITT CAPITAL GROUP, INC.

By:
Name:Douglas W. Kreps
Title:Managing Director

TRUST:
FORT PITT CAPITAL FUNDS

By:
Name:Thomas P. Bellhy
Title:Chairman of the Board of Trustees

EXHIBIT A
FORT PITT CAPITAL FUNDS
Investment Advisory Agreement

Funds of the Trust	Advisory Fees

For Each of the Fort Pitt Capital Funds
Fort Pitt Capital Total Return Fund	1.00% on all assets

FORT PITT CAPITAL FUNDS

By: _______________________________
      Thomas P. Bellhy
      Chairman of the Board of Trustees

FORT PITT CAPITAL GROUP, INC.

By: _______________________________
      Douglas W. Kreps
      Managing Director

EXHIBIT B
FORT PITT CAPITAL FUNDS
Investment Advisory Agreement

Service Marks and any United States Service Mark Registrations and/or
Applications for Service Mark Registrations of Fort Pitt Capital Group, Inc.

to be supplied

APPENDIX B

FORT PITT CAPITAL FUNDS

DISTRIBUTION PLAN
(12b-1 Plan)

The following Distribution Plan (the “Plan”) has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Act”), by Fort Pitt Capital Funds (the “Trust”), a Delaware statutory trust, on behalf of its series of shares of beneficial interest set forth on Exhibit A, as may be amended from time to time (collectively, the “Funds”). The Plan has been approved by a majority of the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Disinterested Trustees”), cast in person at a meeting called for the purpose of voting on such Plan.

In approving the Plan, the Trustees determined, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.

The provisions of the Plan are as follows:

1.    PAYMENTS BY THE TRUST

The Trust, on behalf of each Fund, shall reimburse Quasar Distributors, LLC (the “Distributor”), Ft. Pitt Capital Group Inc., or others for all expenses incurred by such parties in the promotion and distribution of the shares of each Fund, and the provision of certain personal services to shareholders, including, but not necessarily limited to, the costs associated with the printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, compensation to underwriters, dealers and selling personnel, and other distribution-related or service-related expenses. The maximum aggregate amount that may be reimbursed by the Trust on behalf of a Fund to such parties pursuant to this paragraph shall be 0.25% per annum of the average daily net assets of such Fund. Said reimbursement shall be paid on a monthly or quarterly basis as determined by the Board of Trustees.

2.    RULE 12B-1 AGREEMENTS

(a) No written agreement related to the Plan (“Rule 12b-1 Agreement”) shall be entered into with respect to the Funds and no payments shall be made pursuant to any Rule 12b-1 Agreement, unless such Rule 12b-1 Agreement is in writing and the form of which has been approved by a vote of a majority of the Trust’s Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such Rule 12b-1 Agreement.

(b) Any Rule 12b-1 Agreement shall describe the services to be performed by the recipient and shall specify the amount of, or the method for determining, the compensation to the recipient.

(c) No Rule 12b-1 Agreement may be entered into unless it provides (i) that it may be terminated with respect to each Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of such Fund, or by vote of a majority of the Disinterested Trustees, on not more than 60 days’ written notice to the other party to the Rule 12b-1 Agreement, and (ii) that it shall automatically terminate in the event of its assignment.

(d) Any Rule 12b-1 Agreement shall continue in effect for a period of more than one year from the date of its execution or adoption only if such continuance is specifically approved at least annually by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such Rule 12b-1 Agreement.

3.    QUARTERLY REPORTS

The Distributor shall provide to the Board of Trustees, and the Trustees shall review at least quarterly, a written report of all amounts expended pursuant to the Plan. This report shall include the identity of the recipient of each payment and the purpose for which the amounts were expended and such other information as the Board of Trustees may reasonably request.

4.    EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall not take effect with respect to a Fund unless it first has been approved by the vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the approval of the Plan. The Plan shall continue in effect with respect to the Funds for a period of one year from its execution or adoption unless terminated pursuant to its terms. Thereafter, the Plan shall continue with respect to the Funds from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to a Fund at any time, without penalty, by a majority of the outstanding voting securities of such Fund, or by vote of a majority of the Disinterested Trustees.

5.    SELECTION OF DISINTERESTED TRUSTEES

During the period in which the Plan is effective, the selection and nomination of those Trustees who are Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees.

6.    INDEPENDENT LEGAL COUNSEL

During the period in which the Plan is effective, any person who acts as legal counsel for the Disinterested Trustees of the Trust shall be an “independent legal counsel,” as such term is defined in Rule 0-1(a)(6)(ii) under the 1940 Act.

7.     AMENDMENTS

All material amendments of the Plan shall be in writing and shall be approved by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such amendment. In addition, the Plan may not be amended to increase materially the amount to be expended by a Fund hereunder without the approval by a majority vote of shareholders of the Fund affected thereby.

8.    RECORDKEEPING

The Trust shall preserve copies of the Plan, any Rule 12b-1 Agreement and all reports made pursuant to Section 3 for a period of not less than six years from the date of this Plan, any such Rule 12b-1 Agreement or such reports, as the case may be, the first two years in an easily accessible place.

9.    EFFECTIVE DATE

This Plan shall take effect on the ___________________.

Exhibit A

Fort Pitt Capital Funds

Fort Pitt Capital Total Return Fund

PROXY

FORT PITT® CAPITAL TOTAL RETURN FUND
SPECIAL MEETING OF SHAREHOLDERS
APRIL 26, 2004

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
OF FORT PITT CAPITAL FUNDS

The undersigned hereby appoints Charles A. Smith and Douglas W. Kreps, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Fort Pitt® Capital Total Return Fund, a series of Fort Pitt Capital Funds, to be held on April 26, 2004 at the offices of Fort Pitt Capital Group, Inc., the Fund’s investment advisor, 790 Holiday Drive, Foster Plaza Eleven, Pittsburgh, Pennsylvania 15220 (the “Meeting”), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on March 15, 2004. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

DATE: ______________________, 2004

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                        _____________________________________________________________________
                                        Signature(s)                (Title(s), if applicable)

This proxy will be voted as specified below. IF THE PROXY IS EXECUTED, BUT WITH RESPECT TO A PARTICULAR PROPOSAL NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Please indicate by filling in the appropriate box below.

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement between Fort Pitt Capital Group, Inc. and Fort Pitt Capital Funds	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	To approve the retention of fees paid to and payment of fees earned by the Advisor for the period January 1, 2004 through the effective date of the new investment advisory agreement	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To approve the new distribution plan for the Fort Pitt Capital Total Return Fund pursuant to Rule 12b-1 under the Investment Company Act	☐	☐	☐

In their discretion, the named proxies may vote upon any other matters which may legally come before the meeting, or any adjournment thereof.

WE NEED YOUR VOTE BEFORE APRIL 26, 2004

Your vote is important. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the meeting. You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

THANK YOU FOR YOUR TIME